TFS MARKET NEUTRAL FUND



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TFS CAPITAL INVESTMENT TRUST


PROSPECTUS: JULY 15, 2004
SUPPLEMENTED DECEMBER 16, 2004

For more information or assistance in opening an account, please call toll-free 1-888-534-2001.








This prospectus has information about the TFS Market Neutral Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

TABLE OF CONTENTS
================================================================================


Risk/Return Summary ....................................................     3
Fees and Expenses ......................................................     9
Fund Management ........................................................    10
How the Fund Values Its Shares .........................................    11
How to Buy Shares ......................................................    12
How to Redeem Shares ...................................................    15
Dividends, Distributions and Taxes .....................................    18
Customer Privacy Policy ................................................    20
For More Information ...................................................    22

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

TFS MARKET NEUTRAL FUND (the "Fund") seeks to produce capital appreciation while having a low correlation to the U.S. equity market. The term "U.S. equity market" means the S&P 500 Index. In addition, it seeks to produce lower volatility than would result from a long-only investment in the U.S. equity market. "Long-only" refers to a portfolio of common stocks that mimics the movement of the S&P 500 Index, as opposed to one that attempts to hedge equity market risk through the use of short positions, equity options or futures contracts. There is no guarantee that the Fund will achieve its investment objectives.

PRIMARY INVESTMENT STRATEGIES

MARKET NEUTRAL DEFINITION: The Fund employs a "market neutral" strategy, which is defined by TFS Capital LLC (the "Adviser" or "TFS") as a strategy designed to generate returns that have a low correlation to the U.S. equity market. Consequently, the Adviser will actively manage the Fund's holdings in an effort to maintain a low correlation to the movements of the U.S. equity market. The Fund does not seek to adhere to any other definition of market neutral including, but not limited to, dollar neutrality, beta neutrality, capitalization neutrality or sector neutrality.

TECHNIQUES FOR MAINTAINING MARKET NEUTRALITY: The Fund seeks to minimize overall U.S. equity market risk by taking both long and short positions in U.S. common stocks. The Fund will generally own a diversified portfolio of common stocks and will maintain a short position in a different diversified portfolio of common stocks. While the Fund will primarily invest in common stocks, it may invest in equity options, financial futures, and other types of equity derivatives. These additional securities would be used by the Adviser, in lieu of suitable common stock or because of liquidity constraints, to offset positions and maintain the desired level of market neutrality. The Fund expects to rarely utilize derivative securities and will generally be 100% invested in individual common stocks. The Fund will not use derivatives for speculative purposes and will not commit more than 20% of the Fund's net assets to investments in derivative securities.

When the Fund is selling securities short it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

TYPES OF SECURITIES UTILIZED: The Fund will primarily invest in common stocks that are traded on U.S. exchanges or derivatives of such securities. The Fund will not be limited to selecting common stocks within a specific market capitalization, sector or style (e.g., growth vs. value). The starting population of securities that will be analyzed by the Adviser may include all listed U.S. common stocks. Consequently, the portfolio of common stocks selected for investment by the Adviser is expected to contain a diverse range of equity styles, capitalizations, and sectors. The Fund expects that the average capitalization of the portfolio will be in the `Mid' capitalization range ($1 to $5 billion market capitalization). The sector weightings, average capitalization and style classification are not intended to be static and will vary over time.

QUANTITATIVE STOCK SELECTION MODELS: The Adviser utilizes quantitative and objective investment decision-making processes to select individual common stocks for the Fund. The Adviser has developed proprietary "stock-selection" models that are intended to predict the future performance of individual stocks relative to the overall U.S. equity market. These models were developed through extensive historical analysis of stock-screening variables. The models may include fundamental and technical variables, as well as macro-economic indicators. The exact variables utilized are deemed to be proprietary and the Adviser believes it is in the best interest of the investor to not disclose these variables. With the assistance of multiple trading models, the Adviser will purchase common stocks (long positions) that it expects to outperform the overall U.S. equity market and will also sell short securities that it expects to underperform the overall U.S. equity market. While the Adviser will rely heavily on its proprietary models for making investment decisions, it does have the ability to exercise discretion and override the models when deemed appropriate.

------------------------------------------
A LONG  POSITION  REPRESENTS  AN ORDINARY
PURCHASE OF A COMMON  STOCK.

A SHORT POSITION  (MAKING A SHORT SALE)
IS  ESTABLISHED BY SELLING  BORROWED
SHARES AND ATTEMPTING  TO BUY THEM
BACK AT A LOWER  PRICE.

BORROWED  SHARES MUST BE REPAID (I.E.,
SHORT  POSITIONS  MUST BE  "COVERED")
WHETHER  OR NOT THE  STOCK  PRICE DECLINES.
-------------------------------------------

FREQUENT POSITION REBALANCING: Each quantitative model developed by the Adviser is designed to rebalance at a predetermined time interval. However, not all models rebalance on the same time interval. Consequently, because multiple models may dictate trading decisions on a portion of the overall portfolio, different portions of the portfolio may rebalance at different time intervals. Moreover, the share of the overall portfolio assigned to each model may change over time resulting in more or less frequent rebalancing. It should be noted that although the models are designed to rebalance at a predetermined time interval, the Adviser may open and close positions, at its sole discretion, and will frequently do so for operational and other reasons. The models are generally designed to rebalance on a daily, weekly, monthly or quarterly basis. At each interval, each individual model will re-rank the entire population of U.S. common stocks in order to determine what trades are required on that portion of the overall portfolio. Typically, rebalancing results in the Adviser only selling, or covering in the case of short positions, a small portion of the Fund's portfolio and replacing them with new securities. The Adviser believes that there are significant benefits to frequently evaluating its models and rebalancing the Fund's portfolio as suggested by the models. Consequently, the Fund expects to engage in frequent portfolio transactions that will result in a portfolio turnover that is significantly higher than that of most other mutual funds. The Adviser anticipates the Fund's annual portfolio turnover rate to not exceed 500%.

LEVERAGING: When the Adviser believes the market conditions are appropriate, the Fund may borrow money in order to take full advantage of available investment opportunities. This is the speculative activity known as "leveraging." The Fund may "leverage" up to 33% of the value of the Fund's total assets which includes the value of the borrowed assets. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in common stock when the Fund believes the return from the common stock financed will be greater than the interest expense paid on the borrowing. The Adviser believes, given the Fund's market neutral strategy style, the strategic use of leverage is valuable in producing attractive performance and is in the best interest of shareholders.

RISKS RELATED TO PRIMARY INVESTMENT STRATEGIES

     An investment in the Fund carries risk and, if you invest in the Fund, you may lose money. Keep in mind, the investment strategies used by the Fund are highly speculative and involve a high degree of risk. The primary risks of investing in the Fund are:

     MARKET RISK - The risk of losing money due to general market movements is called market risk. Given that stock prices can be extremely volatile, the Fund's share price may be subject to extreme fluctuations. In a declining stock market, stock prices for all companies may decline, regardless of any one particular company's own unique prospects. Shareholders should note, however, that the Fund's use of short sales is intended to cause the Fund's performance to fluctuate with a low correlation to the U.S. equity market.

     MANAGEMENT RISK - Even though the Fund attempts to be "market neutral," the success of the Fund's strategy is dependent on the Adviser's ability and stock selection process to correctly identify outperforming and underperforming companies. If the Adviser is unsuccessful, the Fund will likely experience losses regardless of the overall performance of the U.S. equity market.

     MARKET NEUTRAL STYLE RISK - During a "bull" market, when most equity securities and long-only mutual funds are increasing in value, the Fund's short positions will likely cause the Fund to underperform the overall U.S. equity market and many other mutual funds. This underperformance is an expected effect of the ongoing hedge that is a core component of the Fund's strategy.


     SHORT SALE RISK - Short sales are transactions in which the Fund sells a stock it does not own. To complete the transaction, the Fund must borrow the stock to make delivery to the buyer. The Fund is then obligated to replace the stock borrowed by purchasing the stock at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the stock was sold by the Fund. If the underlying stock goes up in price during the period during which the short position is outstanding, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

     Keep in mind the Fund's investments in shorted stocks are more risky than its investments in its long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, there is no limit on the amount of losses that the Fund could incur with respect to securities sold short. Before investing in the Fund, make sure you completely understand these risks.

     The Fund will incur increased transaction costs associated with selling securities short. In addition, when the Fund is selling stocks short, it must maintain a segregated account with its custodian of cash or high-grade securities equal to (i) the greater of the current market value of the stocks sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund's broker (not including the proceeds from the short sales). As a result, the Fund may maintain high levels of cash or liquid assets (e.g. U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions) for collateral needs.

     TRANSACTION COSTS - Transaction costs refer to the charges that are associated with buying and selling securities. As a result of the Fund's expected high rate of portfolio turnover, the Fund will likely incur higher brokerage, tax and custody charges than those associated with an average equity fund. In addition, the Fund's use of short selling will also result in increased transaction costs. These costs will directly and indirectly increase the cost of your investment in the Fund.

     DERIVATIVE RISK - The Fund may invest in derivatives consisting primarily of equity options and financial futures. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling common stock. If the Adviser uses a derivative instrument at the wrong time or incorrectly identifies market conditions, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. In addition, the Fund may be unable to close out a position because the market for an option or futures contract may become illiquid.

     HIGH PORTFOLIO TURNOVER RISK - Mutual funds are required to distribute their net realized capital gains annually under federal tax laws. The
     Fund's investment strategy is expected to involve frequent trading which leads to high portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year. In fact, the Fund expects that most gains that are generated will be realized. It is possible that the Fund may distribute sizable taxable capital gains to its shareholders, regardless of the Fund's net performance. In addition to the adverse tax consequences, frequent trading also results in higher transaction costs as compared to most other mutual funds.

     TAX INEFFICIENCY - The Fund's high portfolio turnover is expected to cause any gains that are generated during a given year to be recognized as realized gains for tax purposes. In addition to being realized gains, it is expected that most or all of the gains generated will be categorized as short-term capital gains which will be subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.

     LEVERAGING RISK - The Fund's leveraging activities will exaggerate any increase or decrease in the net asset value of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which may reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund. The Fund may lose money as a result of its leveraging activities.

     TEMPORARY DEFENSIVE POSITIONS - From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

ADDITIONAL RISKS AND CONSIDERATIONS

     HIGH MANAGEMENT FEE - It should be noted that the Adviser's management fee is higher than the fee charged to manage most other mutual funds. The Adviser believes that the fee is reasonable in relation to the operationally intensive and highly complex strategies used in managing the Fund's assets. For a basic understanding of the costs of investing in the Fund, please review the cost information illustrated in the Example described in the "Fees and Expenses" section of this Prospectus.

     REDEMPTION FEE - The Fund accepts requests for purchases and redemptions of Fund shares daily, however, it does impose a 2% fee on redemptions of Fund shares that occur within 180 days of the date of their purchase (see "How to Redeem Shares" for more information). The Fund is designed to be a long term investment and, if you do not intend to hold shares of the Fund for at least 180 days, it may not be a suitable investment for you. The Adviser believes that the 2% redemption fee should reduce the risk of frequent trading of Fund shares that is deemed to be detrimental to shareholders.

     SCHEDULE OF HOLDINGS - Given the expected high portfolio turnover of the Fund, the Fund's holdings at quarter-end may be materially different than securities held by the Fund throughout the quarter. Consequently, you should recognize that the holdings described on any quarterly reports may be significantly different than the holdings of the Fund at any given point in time.

     OTHER PORTFOLIO MANAGEMENT ACTIVITIES OF THE ADVISER - The Adviser also serves as managing member or portfolio manager to the following four private investment companies: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners Ltd. and Huntrise Market Neutral LLC. The objectives and strategies used in these private funds may be similar to the objectives and strategies utilized in the TFS Market Neutral Fund. As a result, there is the potential for conflicts of interest to arise. To avoid conflicts of interest, the Adviser actively monitors its trading activity across all of its clients to ensure no client is advantaged or disadvantaged over another. This includes the rotating of trades between clients and/or the placement of trades at different points during the day. The Adviser also anticipates that the TFS Market Neutral Fund will hold a portfolio of securities with a higher average market capitalization than those of the other private investment companies managed by the Adviser which would mitigate the potential for conflicts of interest. In addition, the SEC and Congress are currently considering various regulations and bills that may limit or restrict the Adviser's ability to manage both the Fund and the private investment companies.

     LIMITED CAPACITY - The strategies utilized by the Adviser have limited capacity which means that there is a limit on the amount of assets that can be accepted by the Fund. Consequently, it is expected that the Fund will eventually stop accepting new shareholders or subsequent investments from existing shareholders. The Adviser cannot determine in advance how quickly this will occur or at what asset level the Fund will choose to close.

FUND'S PERFORMANCE HISTORY

The Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES
================================================================================
This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

    Sales Charge (Load) Imposed on Purchases                        None
    Contingent Deferred Sales Charge (Load)                         None
    Sales Charge (Load) Imposed on Reinvested Dividends             None
    Redemption Fee (as a percentage of the amount redeemed)        2.0%(1)(2)

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

     Management Fees                                                2.25%
     Distribution (12b-1) Fees                                      None
     Other Expenses (3)                                             1.28%
        Interest and Dividends Expense               0.30%
        All Remaining Other Expenses                 0.98%
     Total Annual Fund Operating Expenses                           3.53%
     Less Fee Waivers and Expense Reimbursements (4)                0.73%
     Net Annual Fund Operating Expenses                             2.80%

     (1) The redemption fee is imposed only on redemptions of shares WITHIN 180 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions.

     (2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

     (3) Other Expenses are based on estimated expenses for the current fiscal year assuming average daily net assets of $20 million.

     (4) The Adviser has contractually agreed to waive its management fees and to absorb the Fund's operating expenses (for the life of Fund) to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 2.50% of the Fund's average daily net assets. Management fee waivers and expenses absorbed by the
          Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 2.50% limit. Operating expenses includes all Fund expenses except brokerage, taxes, borrowing costs such as interest and dividend expenses on securities sold short, fees and expenses of the independent trustees, extraordinary expenses and distribution and/or service related expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Adviser's right to receive repayment for any fee waivers and/or expense reimbursements terminates if the Adviser ceases to serve as investment adviser to the Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              1 Year          3 Years
              ------          -------
              $283             $868

FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

TFS Capital LLC ("TFS"), 1800 Bayberry Court, Suite 103, Richmond, Virginia 23226, serves as the investment adviser to the Fund. Larry S. Eiben, Kevin J. Gates, and Richard J. Gates are the Principals of TFS and each serves on the Portfolio Management Committee that will be responsible for determining the investments of the Fund. Mr. Eiben also serves as the President and a Trustee of the Trust. Messrs. Eiben, Gates, and Gates formed TFS in October of 1997 and have been managing various investment products on behalf of their clients since that date. In addition, Mssrs. Eiben, Gates, and Gates serve on the Portfolio Management Committee for the following four private investment companies managed by TFS: Huntrise Capital Partners LLC, Huntrise Capital Leveraged Partners LLC, Huntrise Global Partners Ltd. and Huntrise Market Neutral LLC. It should be noted that none of these individuals have experience in managing a mutual fund.

For its investment advisory services, the Fund will pay TFS an investment advisory fee computed at the annual rate of 2.25% of the Fund's average daily net assets, less any fee waivers.

TFS has agreed (for the life of the Fund) to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 2.50% of its average daily net assets. Any such fee waivers by TFS, or payments by TFS of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 2.50% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment. This agreement may be terminated by either the Fund or the Adviser upon not less than 60 days prior written notice to the other party, provided, however, that (1) the Adviser may not terminate this agreement without the approval of the Board of

Trustees, and (2) this agreement will terminate automatically if, as and when the Adviser ceases to serve as investment adviser of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about TFS and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the New York Stock Exchange ("NYSE") is open for business. To calculate its NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. For purposes of computing the NAV of the Fund, securities are valued at market value as of the close on the NYSE on each business day the NYSE is open. Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for long positions and at the closing ask price for short positions for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the mean between the closing bid and ask prices as reported by NASDAQ.

When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. The Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. When fair-value pricing is used, the prices of the securities used to calculate the Fund's NAV may differ from quoted or published prices for the same securities.

HOW TO BUY SHARES
================================================================================

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the Fund's NAV next calculated after receipt of a purchase order in proper form. Purchase orders must be received prior to 4:00 p.m. Eastern time. The Fund reserves the right to reject any purchase request. Shareholders who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Fund's Transfer Agent mails you confirmations of all purchases or redemptions of Fund shares unless the shares are purchased through a broker or financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $5,000 for all types of accounts. The minimum investment requirements may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

Shares may be purchased directly through the Fund's Transfer Agent or through a third-party broker provided that the Fund is available for distribution on the broker's platform.

PURCHASING THROUGH THE FUND'S TRANSFER AGENT:

The first step to opening an account directly with the Fund's Transfer Agent is to complete the appropriate account application. Applications vary depending on the account type (e.g., personal taxable account, IRA, SEP-IRA, trust, etc.) so please contact the Transfer Agent or Adviser to ensure that you have the required paperwork.

Upon completing the required paperwork, an account may be funded by check or bank wire, as follows:

     BY CHECK.

     Mail the account application along with a check payable to the `TFS MARKET NEUTRAL FUND' to, Ultimus Fund Solutions, LLC (the Fund's "Transfer Agent") at the following address:

          TFS Market Neutral Fund
          c/o Ultimus Fund Solutions, LLC
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707

     When shares are purchased by check and you decide to redeem shares very soon after your purchase, the proceeds from the redemption of those shares will not be made available to you until the Fund collects payment for your purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. In the event the Fund cannot recover these losses or fees from the investor, a determination will be made by Fund management as to who bears the costs. Keep in mind, the Fund (i.e. shareholders) could end up paying for these costs.

     BY WIRE

     Once an account application is submitted and accepted, an account number is created. The account number can then be used to process a wire transfer into the account according to the instructions below.


     Bank:                          US Bank, N.A.
     Bank City & State:             Cincinnati, OH
     Federal ABA Number:            042000013
     Account Name:                  TFS Market Neutral Fund
     Account Number:                19-9123
     For Further Credit To:         [Insert Name(s) on Your Account]
                                    [Insert Your Account Number]

     An order is considered received when US Bank, the Fund's custodian (the "Custodian"), receives payment by wire. However, the completed account application must be received and approved by the Transfer Agent before the wire payment is made. Your financial institution may charge a fee for wiring funds.

     To expedite the new account set up process, the Transfer Agent may accept, at its discretion, a facsimile copy of the required account application. Upon receipt of such application, the Transfer Agent may assign an account number to be used for wiring purposes. The Transfer Agent will require that the original application with signature be mailed to the Transfer Agent.

     If  you  have  any   questions,   please   call  the   Transfer   Agent  at
     1-888-534-2001. A representative will assist you.

PURCHASING THROUGH YOUR BROKER OR FINANCIAL INSTITUTION:

Shares of the Fund may be purchased through certain brokerage firms or financial institutions. These organizations are authorized to accept purchase orders on behalf of the Fund. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund's Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

     o By sending a check, made payable to the TFS Market Neutral Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the `memo' section of the check.
     o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should notify the Transfer Agent by calling 1-888-534-2001 before wiring funds.
     o    Through your brokerage firm or other financial institution.
     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH electronically transfers funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-888-534-2001. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-888-534-2001. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to TFS Capital Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If you request a redemption of shares having a value of $25,000 or more, or the payment of the proceeds of a redemption is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-888-534-2001. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-888-534-2001.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. The NAV is normally determined at 4:00 p.m. Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within 180 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not apply to certain types of accounts held through intermediaries, including: (1) certain employer-sponsored retirement plans; and
(2) certain omnibus accounts where the omnibus accountholder does not have the operational capability to impose a redemption fee on its underlying customers' accounts.

In addition, the redemption fee does not apply to (i) premature distributions from retirement accounts due to the disability or health of the shareholder;
(ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; and (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder.

MINIMUM ACCOUNT BALANCE

The Fund may redeem shares in an account without prior approval of the shareholder, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $5,000 due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Redemptions that are performed pursuant to this provision may be charged the redemption fee described above if the shares have not been held for 180 days.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-888-534-2001 for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." However, the Fund has committed to pay in cash all redemption requests limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. If you receive a redemption in kind it will consist of securities equal in market value to your Fund shares. When you convert these securities to cash, you will pay brokerage charges.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

The Fund's transactions in options and futures contracts are subject to special tax rules. These rules and the rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for TFS Capital Investment Trust (the "Trust"), TFS Capital LLC, the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

TFS Capital LLC does maintain a different privacy policy for other clients that it services, however, this policy will be the policy adhered to for all shareholders of the TFS Market Neutral Fund.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-888-534-2001 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER                     INDEPENDENT AUDITORS
TFS Capital LLC                        Deloitte & Touche LLP
1800 Bayberry Court, Suite 103         155 East Broad Street
Richmond, Virginia 23226               Columbus, Ohio 43215

ADMINISTRATOR/TRANSFER AGENT           LEGAL COUNSEL
Ultimus Fund Solutions, LLC            Sullivan & Worcester LLP
225 Pictoria Drive, Suite 450          One Post Office Square
Cincinnati, Ohio 45246                 Boston, Massachusetts 02109

CUSTODIAN
US Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================

In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o    ANNUAL AND SEMIANNUAL REPORTS
          The Fund distributes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's first annual report will be available within 60 days following its fiscal year ending June 30, 2005. The Fund's first semiannual report will be available within 60 days following the period ending December 31, 2004.

     O    STATEMENT OF ADDITIONAL INFORMATION (SAI)
          The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions, , P.O. Box 46707, Cincinnati, Ohio 45246-0707. You may also call toll-free:

                                 1-888-534-2001

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.

                    Investment Company Act File No. 811-21531